UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2017

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32563	23-2956944
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 8, 2017, Orchids Paper Products Company (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) with SunTrust Robinson Humphrey, Inc. (the “Agent”), pursuant to which the Agent will act as the Company’s sales agent with respect to the offer and sale from time to time of shares of the Company’s common stock, par value $0.001 per share, having an aggregate gross sales price of up to $40,000,000 (the “Shares”). Sales of the Shares, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, which includes sales made directly on the NYSE MKT or sales made to or through a market marker other than on an exchange, and such other sales as agreed upon by the Company and the Agent. Any Shares sold will be issued pursuant to a prospectus dated August 28, 2015, as amended September 11, 2015, and a prospectus supplement to be filed with the Securities and Exchange Commission (the “SEC”), in connection with one or more offerings of shares under the Company’s shelf registration statement on Form S-3 (File No. 333-206663) filed with the SEC on August 31, 2015, and declared effective by the SEC on September 16, 2015.

The Company made certain customary representations, warranties and covenants in the Distribution Agreement and also agreed to indemnify the Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Distribution Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 8, 2017	By:	/s/ Rodney D. Gloss
Rodney D. Gloss Chief Financial Officer and Secretary

Exhibit Index

Exhibit	Description
1.1	Equity Distribution Agreement, dated May 8, 2017, by and between the Company and SunTrust Robinson Humphrey, Inc.
5.1	Opinion of Polsinelli PC regarding the legality of the Shares
23.1	Consent of Polsinelli PC (included in Exhibit 5.1)